SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events and Regulation FD Disclosure.

      On May 20, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Receives Notice from Nasdaq Regarding Failure to File Quarterly Report on Form 10-Q".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release dated May 20, 2004, entitled, "VaxGen Receives Notice from Nasdaq Regarding Failure to File Quarterly Report on Form 10-Q".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VaxGen, Inc.
                                                    (Registrant)


Dated: May 20, 2004                     By: /s/ Lance K. Gordon
                                            ------------------------------
                                            Lance K. Gordon
                                            President & Chief Executive Officer